UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

 _____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 7, 2016

EMERALD MEDICAL APPLICATIONS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

7 Imber Street, Petach Tikva, Israel	4951141
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 3-744-4505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On July 7, 2016, Emerald Medical Applications Corp. (the "Registrant") entered in a Securities Purchase Agreement and a Registration Rights Agreement with Firstfire Global Opportunities Fund LLC, a New York limited liability company (hereinafter "Firstfire"), together with related transaction documents, pursuant to which the Registrant has issued and sold to Firstfire a secured convertible note bearing interest at 8% per annum in the principal amount of $100,000 with a maturity date on June 19, 2017 (the "Note"). In connection with the Securities Purchase Agreement, the Registrant also granted Firstfire Class A and Class B Warrants. Copies of the Securities Purchase Agreement, Registration Rights Agreement, the Note and the Class A and Class B Warrants are attached hereto as Exhibits 10.30 through 10.34, respectively. The foregoing are referred to collectively as the "Firstfire Transaction,"

Overview

The Firstfire Transaction is virtually identical of a Securities Purchase Agreement that the Registrant entered into with Alpha Capital Anstalt (Alpha") and Chi Squared Capital Inc. ("Chi Squared") that was reported by the Registrant in its Form 8-K filed with the United States Securities and Exchange Commission (the "SEC") on June 22, 2016.

In connection with the Firstfire Transaction and the June 20, 2016 Securities Purchase Agreement with Alpha and Chi Squared, together with the Equity Purchase Agreement between the Registrant and Kodiak Capital Group, LLC ("Kodiak") dated May 12, 2016, which was reported in the Registrant's Form 8-K filed with the SEC on May 18, 2016, the Registrant undertook in respective Registration Rights Agreements, to prepare and file a registration statement under the Securities Act of 1933, as amended (the "Act") for the purpose of registering the shares of common stock, par value $0.0001 (the "Shares" or "Common Stock"): (i) subject to be issued and sold to Kodiak under the Equity Purchase Agreement (the "Put Shares"); (ii) underlying the conversion of the Notes and the exercise of the Class A and Class B Warrants issued and sold to Alpha and Chi Squared on June 20, 2016 and to Firstfire on July 7, 2016 (the "Registration Statement"). The Registrant also undertook to include for resale under the Registration Statement certain Shares issued as commitment fees to Kodiak (150,000 Shares; Alpha (125,000 Shares) and Firstfire (31,250 Shares), which are collectively referred to as the Commitment Shares.

On July 27, 2016, the Registrant filed the Registration Statement on Form S-1 for the purpose of registering a total of 6,266,250 Shares for the benefit of Kodiak, Alpha, Chi Squared and Firstfire (collectively, the "Selling Shareholders").

Firstfire Transaction

The Note issued and sold to Firstfire, which are identical to the Notes sold to Alpha and Chi Squared, are convertible, in whole or in part at the option of the Holder, into Shares of Common Stock, at any time and from time to time, at a conversion price equal to the lesser of; (i) $0.40; or (ii) 77.5% of the average of the VWAPs for the five (5) trading days immediately following the first to occur of (a) the 185th calendar day after the first effective date of the Registration Statement and (b) the 275th calendar day after the original date of issuance.

The Class A and Class B Warrants are exercisable on a cash or cashless basis, as follows: (i) Cash Basis - The exercise price shall be the lesser of (i) $0.73.5, or 77.55% of the closing price of the Common Stock is reported by Bloomberg LP for the trading day preceding the Closing Date; or (ii) 77.5% of the average of the VWAPs for the five (5) trading days immediately following the first to occur of (a) the 185th calendar day after the first effective date of the Registration Statement and (b) the 275th calendar day after the date of issuance, subejct to adjustment in certain events set forth in the Class A and Class B Warrants; or (ii) Cashless Basis - If at any time after the initial exercise date, there is no effective Registration Statement registering, or no current prospectus available for the resale of the Shares underlying the Warrants, the Warrants may also be exercised at the Holder’s election, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Shares based upon a formula contained in the Class A and Class B Warrants.

The foregoing description of the Securities Purchase Agreement , Registration Rights Agreement, the Note and the Class A and Class B Warrants executed in connection with the Firstfire Transaction are qualified in their entirety by reference to the full text of thereof, copies of each of which are attached hereto as Exhibits 10.30 through 10.34, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of the Securities Purchase Agreement with Firstfire, the Registrant issue and sold to Firstfire 31,250 restricted Commitment Shares, as follows:

Name of Issuee	Number of Shares	Consideration	Bases for Issuance
Firstfire Global Opportunites Fund LLC (1)	31,250	(2)	Commitment (1)

(1) Firstfire Global Opportunities Fund LLC is a limited liability company organized under the laws of State of New York. The control person of Firstfire is Eli Fireman, a resident of New York.

(2) The 31,250 Commitment Shares represent partial consideration under the Securities Purchase Agreement between the Registrant and Firstfire dated July 7, 2016, a copy of which is attached hereto as Exhibit 10.30. The imputed value of the Commitment Shares is equal to the Exercise Price as of the Closing Date.

The issuance and sale of the 31,250 Commitment Shares, without registration under the Act in reliance upon the exemptions provided in Section 4(2) of the Act, Regulation D and Rule 506 of Regulation D promulgated by the SEC under the Act.

Item 9.01 Financial Statements and Exhibits.

(a) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.30	Securities Purchase Agreement between the Registrant and Firstfire dated July 7, 2016, filed herewith.
10.31	Registration Rights Agreement between the Registrant and Firstfire dated July 7, 2016, filed herewith.
10.32	Convertible Note in the principal amount of $100,000 dated July 7, 2016, filed herewith.
10.33	Class A Warrant Agreement dated July 7, 2016, filed herewith.
10.34	Class B Warrant Agreement dated July 7, 2016, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Name:	Lior Wayn
Title:	Chief Executive Officer
Signature:	/s/: Lior Wayn
Date:	July 29, 2016